                                                                     EXHIBIT 4.3

                                FRESH FOODS, INC.

                                  $115,000,000

                          10 3/4% SENIOR NOTES DUE 2006

                          REGISTRATION RIGHTS AGREEMENT


                                                       Charlotte, North Carolina
                                                                    June 9, 1998


First Union Capital Markets
BancAmerica Robertson Stephens
As Initial Purchasers under the Purchase Agreement
c/o First Union Capital Markets
301 South College Street, TW-10
Charlotte, NC 28288-0606

Ladies and Gentlemen:

                  This Registration Rights Agreement is dated as of June 9, 1998 (the "Agreement"), by and among Fresh Foods, Inc., a North Carolina corporation (the "Issuer"), and each of the subsidiaries of the Company listed on the signature pages hereto (collectively, the "Guarantors") and First Union Capital Markets, a division of Wheat First Securities, Inc. and BancAmerica Robertson Stephens (together, the "Initial Purchasers").

                  This Agreement is being entered into in connection with a certain purchase agreement, dated June 4, 1998, by and among the Issuer, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the issuance and sale (the "Initial Placement") by the Issuer to the Initial Purchasers of $115,000,000 aggregate principal amount of the Issuer's 10 3/4% Senior Notes Due 2006 (the "Notes"). The Notes are to be unconditionally guaranteed, on a senior, unsecured basis (the "Note Guarantees"), by the Guarantors. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Notes under the Purchase Agreement. The parties hereby agree as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:


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                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" means, with respect to any specified person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, "control" of a person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Business Day" means any day excluding Saturday, Sunday or any other day which is a legal holiday under the laws of Charlotte, North Carolina or New York, New York or is a day on which banking institutions located therein are authorized or required by law or other governmental action to close.

                  "Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Consummate" means, with respect to a Registered Exchange Offer, the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Registered Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Registered Exchange Offer open for a period not less than the minimum period required pursuant to Section 2(c)(ii) hereof, (c) the Issuer's acceptance for exchange of all Registrable Notes duly tendered and not validly withdrawn pursuant to the Registered Exchange Offer and (d) the delivery by the Issuer to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Registrable Notes tendered by Holders thereof pursuant to the Registered Exchange Offer. The term "Consummation" has a meaning correlative to the foregoing.

                  "Credit Agreement" means the Credit Agreement, dated as of the date hereof, by and among the Company, the Guarantors, the lenders named therein and First Union Commercial Corporation, as administrative agent.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Notes" means debt securities of the Issuer identical in all material respects to the Notes (except that the Liquidated Damages provisions and the transfer restrictions pertaining to the Notes will be modified or eliminated, as appropriate), to be issued under the Indenture.

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                  "Exchange Offer Registration Period" means the 180-day period following the Consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement; provided, however, that in the event that all resales of Exchange Notes (including, subject to the time periods set forth herein, any resales by Exchanging Dealers) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not thereafter remain continuously effective for such period.

                  "Exchange Offer Registration Statement" means a registration statement of the Issuer on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchanging Dealer" means any Holder (which may include the Initial Purchasers) that is a broker-dealer, electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Notes.

                  "Final Memorandum" has the meaning set forth in the Purchase Agreement.

                  "Guarantors" has the meaning set forth in the preamble hereto.

                  "Holder" means any holder from time to time of Registrable Notes (including the Initial Purchasers).

                  "Indenture" means the indenture relating to the Notes and the Exchange Notes, to be dated as of the Closing Date, among the Issuer, the Guarantors and State Street Bank and Trust Company, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof. The Indenture shall include the provisions of the Trust Indenture Act that are deemed to be part of and govern the indenture.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Initial Purchasers" has the meaning set forth in the preamble hereto.

                  "Issuer" has the meaning set forth in the preamble hereto.

                  "Liquidated Damages" has the meaning set forth in Section 4 hereto.

                  "Losses" has the meaning set forth in Section 7(d) hereto.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount of Registrable Notes registered under a Registration Statement.
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                  "Managing Underwriters" means the investment banker or
investment bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

                  "Notes" has the meaning set forth in the preamble hereto.

                  "Note Guarantees" has the meaning set forth in the preamble hereto.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes.

                  "Registrable Notes" means each Note upon original issuance of the Notes and, at all times subsequent thereto, each Exchange Note as to which clauses (iii), (iv) or (v) of the first paragraph of Section 3 hereof are applicable upon original issuance and at all times subsequent thereto, until in the case of any such Note or Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which clauses (iii), (iv) or (v) of the first paragraph of Section 3 hereof are applicable, the Exchange Registration Statement) covering such Note or Exchange Note, as the case may be, has been declared effective by the SEC and such Note (unless such Note was not tendered for exchange by the Holder thereof) or Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note or Exchange Note, as the case may be, is sold in compliance with Rule 144, or (iii) such Note or Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

                  "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Registrable Notes (including any Note Guarantees of each thereof) pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

                  "Shelf Registration" means a registration effected pursuant to
Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Issuer pursuant to the provisions of Section 3 hereof, which covers some or all of the Registrable Notes,


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as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Shelf Registration Trigger Date" means the date on which the filing of a Shelf Registration is requested or required under Section 3 hereof

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Trustee" means the trustee with respect to the Notes or Exchange Notes, as applicable, under the Indenture.

                  "Underwriter" means any underwriter of Registrable Notes in connection with an offering thereof under a Shelf Registration Statement.

                  2. Registered Exchange Offer; Resales of Exchange Notes by Exchanging Dealers; Private Exchange. (a) The Issuer and the Guarantors shall prepare and, not later than 30 days from the date of original issuance of the Notes (or, if such 30th day is not a Business Day, by the first Business Day thereafter), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuer and the Guarantors shall use their best efforts (i) to cause the Exchange Offer Registration Statement to be declared effective under the Act within 150 days from the date of original issuance of the Notes (or, if such 150th day is not a Business Day, by the first Business Day thereafter), and (ii) to Consummate the Registered Exchange Offer within 30 Business Days from the date the Exchange Offer Registration Statement becomes effective.

                  (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer and the Guarantors shall promptly commence and Consummate the Registered Exchange Offer. The objective of such Registered Exchange Offer is to enable each Holder electing to exchange Registrable Notes for Exchange Notes (assuming that such Holder (x) is not an "affiliate" of the Issuer or the Guarantors within the meaning of the Act, (y) is not a broker-dealer that acquired the Registrable Notes in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Exchange Notes in the ordinary course of such Holder's business, is not participating in the distribution of the Exchange Notes and has no arrangements or understandings with any person to participate in the distribution of the Exchange Notes) to resell such Exchange Notes from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                  (c) In connection with the Registered Exchange Offer, the Issuer and the Guarantors shall:
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                  (i)   mail to each Holder a copy of the Prospectus forming
         part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Registered Exchange Offer open for acceptance for not less than 20 Business Days after the date notice thereof is mailed to the Holders;

                  (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                  (iv) comply in all material respects with all applicable laws relating to the Registered Exchange Offer.

                  (d) The Issuer and the Guarantors may suspend the use of the Prospectus for a period not to exceed 30 days in any three-month period or for three periods not to exceed an aggregate of 90 days in any twelve-month period for valid business reasons, to be determined by the Issuer and the Guarantors in their sole reasonable judgment (not including avoidance of their obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events; provided, that the Issuer and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

                  (e) As soon as practicable after the Consummation of the Registered Exchange Offer, the Issuer and the Guarantors shall cause the Trustee promptly to authenticate and deliver to each Holder Exchange Notes equal in principal amount to the Registrable Notes of such Holder so accepted for exchange.

                  (f) The Initial Purchasers, the Issuer and the Guarantors acknowledge that, pursuant to interpretations by the staff of the Commission of
Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Registrable Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Issuer and the Guarantors shall:

                  (i) include the information set forth in Annex A hereto on the cover of the Prospectus forming a part of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer; and

                  (ii) use their best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the prospectus included therein by Exchanging Dealers in connection with

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         sales of Exchange Notes received pursuant to the Registered Exchange
         Offer, as contemplated by Section 5(h) below.

                  (g) In the event that either Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Registrable Notes constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of either Initial Purchaser, the Issuer and the Guarantors shall issue and deliver to the Initial Purchasers, or to the party purchasing Registrable Notes registered under the Shelf Registration Statement from the Initial Purchasers, in exchange for such Registrable Notes, a like principal amount of Exchange Notes. The Issuer and the Guarantors shall use their best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Notes as for Exchange Notes issued pursuant to the Registered Exchange Offer.

         3. Shelf Registration. If, (i) because of any change in law or applicable interpretations thereof by the Commission's staff, any of the Issuer or the Guarantors determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or (ii) the Registered Exchange Offer is not Consummated within 30 Business Days from the date the Exchange Offer Registration Statement becomes effective (or, if such 30th day is not a Business Day, by the first Business Day thereafter), or (iii) either Initial Purchasers so requests with respect to Registrable Notes held by it as a result of the purchase of such Registrable Notes directly from the Issuer and the Guarantors following Consummation of the Registered Exchange Offer and such Initial Purchaser is not eligible to receive Exchange Notes pursuant to the Registered Exchange Offer in respect of such Registrable Securities, or (iv) any Holder (other than the Initial Purchasers) is not eligible to participate in the Registered Exchange Offer or the Exchange Notes such Holder would receive in the Registered Exchange Offer could only be reoffered and resold by such Holder upon compliance with the registration and prospectus delivery requirements of the Act and the delivery of the Prospectus contained in the Exchange Offer Registration Statement, as appropriately amended, is not a legally available alternative, or (v) in the case where either Initial Purchaser participates in the Registered Exchange Offer or acquires Exchange Notes pursuant to Section 2(g) hereof, such Initial Purchaser does not receive freely tradable Exchange Notes in exchange for Notes constituting any portion of an unsold allotment (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Notes acquired in exchange for such Registrable Notes shall result in such Exchange Notes being not "freely tradable" and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Registered Exchange Offer in exchange for Registrable Notes acquired as a result of market-making activities or other trading activities shall not result in such Exchange Notes being not "freely tradable"), the following provisions shall apply:

                  (a) The Issuer and the Guarantors shall prepare, and not later than 30 days following the Shelf Registration Trigger Date (or, if such 30th day is not a Business Day, by the first Business Day thereafter), shall file with the Commission and thereafter, but not later than 150 days following the Shelf Registration Trigger Date (or, if such 150th day is not a Business

Day, by the first Business Day thereafter), shall use their best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Registrable Notes by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement, provided, that with respect to Exchange Notes received by the Initial Purchasers in exchange for Notes constituting any portion of an unsold allotment, the Issuer and the Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (b) The Issuer and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (i) the second anniversary of the date on which the filing of a Shelf Registration Statement was required or requested pursuant to this Section 3, (ii) the date on which the Registrable Notes may be sold pursuant to Rule 144(k) (or any successor provision) promulgated by the Commission under the Act and (iii) such date as of which all the Registrable Notes have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Issuer and the Guarantors shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Registrable Notes covered thereby not being able to offer and sell such notes during that period, unless such action is (x) required by applicable law or (y) pursuant to Section 3(c) hereof, and, in either case, so long as the Issuer or the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

                  (c) The Issuer and the Guarantors may suspend the use of the Prospectus for a period not to exceed 30 days in any three-month period or for three periods not to exceed an aggregate of 90 days in any twelve-month period for valid business reasons, to be determined by the Issuer and the Guarantors in their sole reasonable judgment (not including avoidance of their obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events; provided, that the Issuer and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

                  (d) No Holder of Registrable Notes may include any of its Registrable Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 20 Business Days after receipt of a request therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Registrable Notes shall be entitled to Liquidated Damages pursuant to Section 4 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not misleading.

                  4.       Liquidated Damages.

                  (a) The parties hereto agree that the Holders of the Exchange Notes or the Registrable Notes, as the case may be, will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) either the Exchange Offer Registration Statement or the Shelf Registration Statement has not been filed on or prior to the date specified for such filing in this Agreement, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement has not been declared effective under the Act on or prior to the target date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Registered Exchange Offer has not been Consummated within 30 Business Days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, (iv) prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, the Commission shall have issued a stop order suspending the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, or proceedings have been initiated with respect to the Registration Statement under Section 8(d) or 8(e) of the Act, (v) the aggregate number of days in any one such suspension period exceeds the period permitted pursuant to Section 2(d) or 3(c) hereof, as each may be applicable, or (vi) the number of suspension periods exceeds the number permitted pursuant to Section 2(d) or 3(c) hereof, as each may be applicable (each of the events of a type described in any of the foregoing clauses (i) through (vi) are individually referred to herein as an "Event"; and the date specified for the filing of the Registration Statement in the case of clause
(i), the target date specified for the declaration of the effectiveness of the Registration Statement in the case of clause (ii), the date specified for the Consummation of the Registered Exchange Offer in the case of clause (iii), the date on which the effectiveness of a Registration Statement has been suspended or proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the Act have been commenced in the case of clause (iv), the date on which the duration of a suspension period exceeds the periods permitted by
Section 2(d) or 3(c) hereof, as each may be applicable, in the case of clause
(v), and the date of the commencement of a suspension period that causes the limit on the number of suspension periods under Section 2(d) or 3(c) hereof, as each may be applicable, to be exceeded in the case of clause (vi), are referred to herein as an "Event Date"). Events shall be deemed to continue until the date of the termination of such Event, which shall be the following date with respect to the respective types of Events: the date the Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Registration Statement is declared effective under the Act in the case of an Event described in clause (ii), the date a Registered Exchange Offer is Consummated in the case of an Event described in clause (iii), the date that all stop orders suspending effectiveness of the Registration Statement have been removed and the proceedings initiated with respect to the Registration Statement under Section 8(d) or 8(e) of the Act have terminated, as the case may be, in the case of Events of the types described in clause (iv), termination of the suspension period which caused the aggregate number of days in any one suspension period to exceed the number permitted by Section 2(d) or 3(c) to be exceeded in the case of Events of the type described in clause (v), and termination of the suspension period the commencement of which caused the number of suspension periods permitted by Section 2(d) or 3(c) to be exceeded in the case of Events of the type described in clause (vi).

                  (b) Accordingly, upon the occurrence of any Event and until such time as there are no Events which have occurred and have not terminated (a "Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, the Borrower and the Guarantors jointly and severally agree to pay to each Holder, as liquidated damages (the "Liquidated Damages"), and not as a penalty, with respect to the first 90-day period immediately following the Event Date, an additional amount equal to $0.05 per week per $1,000 principal amount of Exchange Notes or Registrable Notes held by such Holder. The amount of the liquidated damages shall increase by an additional $0.05 per week per $ 1, 000 principal amount of notes with respect to each subsequent 90-day period until such Event have terminated, up to a maximum amount of liquidated damages of $0.30 per week per $1,000 principal amount of notes. Notwithstanding the foregoing, no Liquidated Damages shall accrue after the expiration of the Registration Period.

                  (c) Liquidated Damages due on any Exchange Note or Registrable Note, as the case may be, shall be payable on each date falling during the Damage Accrual Period on which interest is due on such notes, and on the date immediately following (or which would have followed) the termination of such Period on which interest is due on the notes (the "Damages Payment Dates"). The Issuer shall pay the Liquidated Damages due on any Registrable Notes or Exchange Notes by depositing with the Trustee under the appropriate Indenture, in trust, for the benefit of the Holders of Exchange Notes or Registrable Notes, as the case may be, entitled thereto, at least one Business Day prior to the applicable Damages Payment Date, sums sufficient to pay the Liquidated Damages accrued or accruing since the last preceding Damages Payment Date to such Damages Payment Date. The Trustee shall be entitled, on behalf of the Holders of Exchange Notes or Registrable Notes, as the case may be, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages. Notwithstanding the foregoing, the parties agree that the sole remedy payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided shall be such Liquidated Damages. Nothing shall preclude a Holder of Exchange Notes or Registrable Notes from pursuing or obtaining specific performance or other equitable relief with respect to any violation of this Agreement for which liquidated damages are not expressly provided by this Agreement.

                  (d) All of the Issuer's and Guarantors' obligations set forth in this Section 4 which are outstanding with respect to any Exchange Note or Registrable Note at the time such note ceases to be covered by an effective Registration Statement shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement).

                  5. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

                  (a) The Issuer and the Guarantors shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose.

                  (b) The Issuer and the Guarantors shall ensure that:

                  (i) any Registration Statement and any amendment thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Act;

                  (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (iii) any Prospectus forming part of any Registration Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

provided, that no representation or agreement shall be required to be made hereby with respect to information with respect to the Initial Purchasers, any Underwriter or any Holder required to be included in any Registration Statement or Prospectus pursuant to the Act or the rules and regulations thereunder or provided in writing by the Initial Purchasers, any Holder or any Underwriter specifically for inclusion in any Registration Statement or Prospectus.

                  (c) (1) The Issuer and the Guarantors shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Registrable Notes covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

                  (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Issuer and the Guarantors shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Registrable Notes covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer that has provided in writing to the Issuer a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder or Exchanging Dealer, confirm such advice in writing:

                  (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (ii) of the receipt by the Issuer or the Guarantors of any notification with respect to the suspension of the qualification of the Registrable Notes included in any Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (iii) of the suspension of the use of the Prospectus pursuant to Section 5(c) hereof or of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Issuer and the Guarantors shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time and in any event shall within 30 days of any such order (or, if such 30th day is not a Business Day, by the first Business Day thereafter) amend the Registration Statement covering all of the Registrable Notes (whereupon references herein to the Registration Statement shall be deemed to include reference to such additional filing).

                  (e) The Issuer and the Guarantors shall furnish to each Holder of Registrable Notes included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (f) The Issuer and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Registrable Notes included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuer and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Notes in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto.

                  (g) The Issuer and the Guarantors shall furnish to each Exchanging Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (h) The Issuer and the Guarantors shall, during the Exchange Offer Registration Period, deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request; and the Issuer and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer in connection with the offering and sale of the Exchange Notes, as provided in
Section 2(f) above.

                  (i) Prior to the Registered Exchange Offer or any other offering of Registrable Notes pursuant to any Registration Statement, the Issuer and the Guarantors shall register, qualify or cooperate with the Holders of Registrable Notes included therein and their respective counsel in connection with the registration or qualification of such Registrable Notes for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Notes covered by such Registration Statement; provided, however, that none of the Issuer or Guarantors will be required to qualify generally to do business in any jurisdiction in which any of them is not then so qualified, to file any general consent to service of process or to take any action which would subject any of them to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (j) The Issuer and the Guarantors shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in denominations and registered in such names as Holders may request prior to sales of Registrable Notes pursuant to such Registration Statement.

                  (k) Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) of this Section 5, the Issuer and the Guarantors shall promptly prepare and file a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Registrable Notes included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) The Issuer and the Guarantors shall use their best efforts to cause The Depository Trust Company ("DTC") on the first Business Day following the effective date of any Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Registrable Notes or Exchange Notes, as the case may be, any designation indicating that such notes are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Issuer substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to the Registrable Notes or Exchange Notes, as the case may be. In the event the Issuer and the Guarantors are unable to cause DTC to take actions described in the immediately preceding sentence, the Issuer and the Guarantors shall take such actions as the Initial Purchasers may reasonably request to provide, as soon as practicable, a CUSIP number for the Registrable Notes or Exchange Notes registered under such Registration Statement and to cause such CUSIP number to be assigned to the Registrable Notes or Exchange Notes (or to the maximum aggregate principal amount of the securities to which such number may be assigned). Upon compliance with the foregoing requirements of this
Section 5(l), the Issuer shall provide the Trustee with global certificates for such Registrable Notes or Exchange Notes, in a form eligible for deposit with The Depository Trust Company.

                  (m) The Issuer and the Guarantors shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                  (n) The Issuer and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                  (o) The Issuer and the Guarantors may require each Holder of Registrable Notes to be sold pursuant to any Shelf Registration Statement to furnish to the Issuer such information regarding the Holder and the distribution of such Registrable Notes as may, from time to time, be reasonably required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Issuer and the Guarantors to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

                  (p) The Issuer and the Guarantors shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide or, if the Registrable Notes are being sold in an underwritten offering, as the Managing Underwriters and the Majority Holders reasonably agree should be included therein and provide to the Issuer or Guarantors in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Issuer or Guarantors in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Registrable Notes and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (q) In the case of any Shelf Registration Statement, the Issuer and the Guarantors shall enter into such agreements (including underwriting agreements) and take all other customary and appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of any Registrable Notes, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 7 from Holders of Exchange Notes to the Issuer and the Guarantors).

                  (r) In the case of any Shelf Registration Statement, the Issuer and the Guarantors shall:

                  (i) make reasonably available for inspection by the Holders of Registrable Notes to be registered thereunder, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Issuer, the Guarantors and their subsidiaries;

                  (ii) cause the Issuer's and the Guarantors' officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuer or the Guarantors, in their sole discretion, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information becomes available to the public generally through the Issuer or the Guarantors or through a third party without an accompanying obligation of confidentiality;

                  (iii) make such representations and warranties to the Holders of Registrable Notes registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                  (iv) obtain opinions of counsel to the Issuer and the Guarantors and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

                  (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuer and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or the Guarantors or of any business acquired by the Issuer and the Guarantors for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of the Registrable Notes covered by such Shelf Registration Statement (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                  (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with
         Section 5(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer and the Guarantors.

                  (vii) The foregoing actions set forth in clauses (iii), (iv),
         (v) and (vi) of this Section 5(r) shall be performed at (A) the effectiveness of such Shelf Registration

         Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (s) The Issuer shall, if and to the extent required under the Act and/or the Trust Indenture Act and the rules and regulations thereunder in order to register the Registrable Notes (including the Note Guarantees, if any) under the Act and qualify the Indenture under the Trust Indenture Act, cause each Guarantor, if any, to sign any Registration Statement and take all other action necessary to register the Note Guarantees, if any, under the applicable Registration Statement.

                  6. Registration Expenses. The Issuer and the Guarantors shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3, 4 and 5 hereof (other than brokers', dealers' and underwriters' discounts and commissions and brokers', dealers' and underwriters' counsel fees) and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

                  7. Indemnification and Contribution.

                  (a) (i) In connection with any Registration Statement, the Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Registrable Notes covered thereby, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, in any preliminary Prospectus or Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer or the Guarantors by or on behalf of any such Holder specifically for inclusion therein, (B) use of a Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Registration or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 5(c); provided, further, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension or (C) the Holder failing to deliver a Prospectus or the then current Prospectus.

                  (ii) The Issuer and the Guarantors also agree to indemnify or contribute to Losses, as provided in Section 7(d), of any Underwriters of Registrable Notes registered under a Registration Statement, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(q) hereof.

                  (b) Each Holder of Registrable Notes covered by a Registration Statement severally agrees to indemnify and hold harmless (i) the Issuer, (ii) each Guarantor, (iii) each of their respective directors, (iv) each of their respective officers who signs such Registration Statement and (v) each person who controls the Issuer or any Guarantor within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuer and the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with an actual conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall have authorized the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, further, that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) representing all the indemnified parties under paragraph (a)(i), paragraph
(a)(ii) or paragraph (b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Registrable Notes purchased by such Underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer and the Guarantors shall be deemed to be equal to the sum of (x) the aggregate principal amount of the Notes and (y) the total amount of Liquidated Damages which the Issuer was not required to pay as a result of registering the Registrable Notes covered by the Registration Statement which resulted in such Losses. Benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Notes registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer or any Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Issuer or any Guarantor who shall have signed the Registration Statement and each director of the Issuer or any Guarantor shall have the same rights to contribution as the Issuer or such Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Issuer or any Guarantor or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive the sale by a Holder of Registrable Notes covered by a Registration Statement.

                  8.  Rules 144 and 144A

                  The Issuer covenants that it will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Act and the Exchange Act and, if at any time the Issuer is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Issuer further covenants, for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

                  9.  Miscellaneous.

                  (a) No Inconsistent Agreements. None of the Issuer or the Guarantors has, as of the date hereof, entered into nor shall any of them, on or after the date hereof, enter into any agreement that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer and the Guarantors have obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Notes are being sold pursuant to a Shelf Registration Statement or whose Notes are being exchanged pursuant to an Exchange Offer Registration Statement, as the case may be, and which does not directly or indirectly affect the rights of other Holders may be given by such Holders, determined on the basis of notes being sold rather than registered; and, furthermore, the signatories hereto may make any amendment that does not, in the good faith opinion of the board of directors of the Issuer (as evidenced by a resolution of such board) materially affect any Holder. Notwithstanding any of the foregoing, no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 7 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i)      if to the Initial Purchasers, as follows:

                           First Union Capital Markets
                           BancAmerica Robertson Stephens
                           c/o First Union Capital Markets
                           301 South College Street, TW-10
                           Charlotte, NC 28288-0606
                           Attention: Corporate Finance Department

                  (ii) if to any other Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this
         Section 9(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to the Initial Purchasers; and

                  (iii)    if to the Issuer, as follows:

                           Fresh Foods, Inc.
                           1 WSMP Drive
                           Claremont, North Carolina  28610
                           Attention: David R. Clark

                  All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, telex or telecopier.

                  The Issuer by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuer or any Guarantor thereto, subsequent Holders. The Issuer and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Heading. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, without regard to the conflicts of law rules thereof

                  (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Notes Held by the Issuer, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Notes or Exchange Notes is required hereunder, Registrable Notes or Exchange Notes held by the Issuer, the Guarantors or their Affiliates (other than subsequent Holders of Registrable Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.



                     *       *        *        *        *

                  Please confirm that the foregoing correctly sets forth the agreement between the Issuer and the Initial Purchasers.

                                   Very truly yours,

                                   FRESH FOODS, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   GUARANTORS:

                                   BRUNSWICK ASSOCIATES, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

                                   CLAREMONT RESTAURANT GROUP, LLC

                                   By:  FRESH FOODS, INC., Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   ELLOREE FOODS, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

                                   FRESH FOODS PROPERTIES, LLC

                                   By: FRESH FOODS, INC., Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

                                   GEORGIA BUFFET RESTAURANTS, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   KNOXVILLE FOODS, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   MOM `N' POP'S COUNTRY HAM, LLC

                                   By: FRESH FOODS, INC., Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   OAK RIDGE FOODS, INC.

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   SAGEBRUSH, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President

                                   SAGEBRUSH OF SEVIERVILLE, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   SAGEBRUSH OF TENNESSEE, L.P.

                                   By:      Sagebrush of South Carolina, LLC
                                            General Partner

                                   By:      Sagebush, Inc., Sole Member


                                   SEVEN STARS, INC.

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   ST. AUGUSTINE FOODS, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

                                   TENNESSEE WSMP, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   VIRGINIA WSMP, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

                                   CHARDENT, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   PIERRE FOODS, LLC

                                   By:  FRESH FOODS, INC. Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   GEORGIA WSMP, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   KINGSPORT FOODS, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   MATTHEWS PRIME SIRLOIN, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   NAPLES FOODS, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

                                   PRIME SIRLOIN, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   SAGEBRUSH OF NORTH CAROLINA, LLC

                                   By:  FRESH FOODS, INC., Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   SAGEBRUSH OF SOUTH CAROLINA, LLC

                                   By:  FRESH FOODS, INC., Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   SPICEWOOD, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   SOUTH CAROLINA WSMP, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   SUNSHINE WSMP, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

                                   TUMBLEWEED OF PIGEON FORGE, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   GREENVILLE FOOD SYSTEMS,
                                   INCORPORATED


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   FRESH FOODS SALES, LLC

                                   By:  FRESH FOODS, INC., Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President


                                   SAGEBRUSH DTN, INC.


                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: Vice President


                                   D&S FOOD SYSTEMS, LLC

                                   By:  FRESH FOODS, INC., Sole Member

                                   By:  /s/ David R. Clark
                                      ---------------------------------------
                                      Name:  David R. Clark
                                      Title: President

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

FIRST UNION CAPITAL MARKETS
A DIVISION OF WHEAT FIRST SECURITIES, INC.


By:  /s/ Eric Lloyd
   ---------------------------------------
   Name:   Eric Lloyd
   Title:  Director

BANCAMERICA ROBERTSON STEPHENS


By:  /s/ Mark S. Dawley
   ---------------------------------------
   Name:    Mark S. Dawley
   Title:   Managing Director

                                                                         ANNEX A

Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _____________,1999, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

                  The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Act and any profit from any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                  For a period of one year after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the holders of the Notes) other than dealers' and brokers' discounts, commissions and counsel fees) and will indemnify the holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Act.

                  [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D

                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
         TM
                  Name:
                            ---------------------------------------------
                  Address:
                            ---------------------------------------------

                            ---------------------------------------------

                  The undersigned represents that it is not an affiliate of the Company, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Registered Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Notes.

                  In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                         ANNEX E

                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO

                          THE DEPOSITORY TRUST COMPANY




The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY 10004

                  Re: 10 3/4% Senior Notes Due 2006 (the "Notes") of Fresh Foods, Inc.

Ladies and Gentlemen:

                  Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement under the Securities Act of 1933, as amended, with regard to all of the Notes referenced above. Accordingly, there is no longer any restriction as to whom such Notes may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that, upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

                  As always, please do not hesitate to call if we can be of further assistance.

Very truly yours,


Authorized Officer